                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 10, 2001



                               MICROGRAFX, INC.
              (Exact name of registrant as specified in charter)


           Texas                     0-18708                    75-1952080
(State or other jurisdiction       (Commission              (IRS Employer
    of incorporation)              File Number)             Identification No.)



                       8144 Walnut Hill Lane, Suite 1050
                              Dallas, Texas 75231
                   (Address of principal executive offices)

                                (469) 232-1000
             (Registrant's telephone number, including area code)
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Item 5. Other Events and Regulation FD Disclosure.

     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including without limitation those related to the ability of Micrografx, Inc., a Texas corporation ("Micrografx"), to consummate the merger by and among Micrografx, Corel Corporation, a Canadian corporation, and Calgary I Acquisition Corp., a Delaware corporation (the "Merger"). Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about Micrografx and risks arising when investing in or holding shares of Micrografx, investors are directed to Micrografx's most recent filings with the Securities and Exchange Commission.

     On August 10, 2001, Micrografx issued a press release announcing results for the fourth quarter of the fiscal year ended June 30, 2001 and for the fiscal year then ended. A copy of such press release is filed as Exhibit 99.1 hereto. Micrografx also filed with the Securities and Exchange Commission on August 10, 2001 preliminary proxy materials relating to the Merger, which include Micrografx's audited financial results for the fiscal year ended June 30, 2001.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1      Press Release dated August 10, 2001 issued by Micrografx, Inc.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2001

                                        MICROGRAFX, INC.


                                        By:  /s/ GREG DEWITT
                                           ------------------------------
                                                 Greg DeWitt
                                                 Chief Financial Officer



                                 EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------

99.1                     Press Release dated August 10, 2001

                                       2